Exhibit 10.6

SHARE EXCHANGE AGREEMENT

by and among

CHINA AMERICA HOLDINGS, INC.

a Florida Corporation

and

CHINA ZIYANG TECHNOLOGY CO., LIMITED,

a Hong Kong company

and

BEST ALLIANCE WORLDWIDE INVESTMENTS LIMITED

a British Virgin Island company

Dated as of June 30, 2011

TABLE OF CONTENTS

Exhibits

STOCK EXCHANGE AGREEMENT

THIS STOCK EXCHANGE AGREEMENT (hereinafter referred to as this “Agreement”) is entered into as of this 30th  day of June 2011, by and between CHINA AMERICA HOLDINGS, INC., a Florida corporation (“CAAH”), with offices at 333 E. Huhua Rd Huating Economic & Development Area Jiading District, Shanghai, CHINA,  and CHINA ZIYANG TECHNOLOGY CO., LIMITED, a Hong Kong company (“CZT”), and BEST ALLIANCE WORLDWIDE INVESTMENTS LIMITED, a British Virgin Island company (“BAW” or the “CZT Shareholder”), upon the following premises:

Premises
WHEREAS, CAAH is a publicly held corporation organized under the laws of the State of Florida;
WHEREAS, CZT is a privately-held company organized under the laws of Hong Kong;
WHEREAS, BAW is a privately-held company organized under the laws of British Virgin Island and owns all of the issued and outstanding shares of CZT representing a 100% interest in CZT;
WHEREAS, CAAH agrees to acquire 100% of the issued and outstanding shares of CZT from BAW in exchange for the issuance of 236,013,800 shares of CAAH’s Common Stock par value $0.001 per share (the “Pre-Reverse Split Shares”) representing approximately 54.0% of the issued and outstanding shares of CAAH’s common stock and a Convertible Promissory Note in the principal amount of $14,739,932  which is convertible into 7,369,966 shares of CAAH’s common stock after giving effect to a 400 to 1 reverse stock split (the “Post-Reverse Split Shares”).  The Pre-Reverse Split and Post-Reverse Split Shares when issued will represent approximately 79.6% of the issued and outstanding shares of CAAH  and is hereinafter referred to as the “Exchange”.    On the Closing Date, BAW will become a shareholder of CAAH.

Agreement
NOW THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived herefrom, and intending to be legally bound hereby, it is hereby agreed as follows:

ARTICLE I
REPRESENTATIONS, COVENANTS, AND WARRANTIES OF CZT
As an inducement to, and to obtain the reliance of CAAH, except as set forth in the CZT Schedules (as hereinafter defined), CZT represents and warrants as of the Closing Date (as hereinafter defined), as follows:

Section 1.01                       Incorporation.

CZT is a company duly organized, validly existing, and in good standing under the laws of Hong Kong and has the corporate power and is duly authorized under all applicable laws, regulations, ordinances, and orders of public authorities to carry on its business in all material respects as it is now being conducted.  Included in the CZT Schedules is a complete and correct copy of the Articles of Incorporation of CZT as in effect on the date hereof.  The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of CZT’s Articles of Incorporation.  CZT has taken all actions required by law, its Articles of Incorporation, or otherwise to authorize the execution and delivery of this Agreement.  CZT has full power, authority, and legal capacity and has taken all action required by law, its Articles of Incorporation, and otherwise to consummate the transactions herein contemplated.

Section 1.02                       Authorized Shares and Capital.

  The authorized number of ordinary shares with HK$1.00 nominal value of CZT is 10,000 shares with 2,500 shares issued and outstanding.  BAW owns all of the issued and outstanding shares of CZT representing a 100% interest in CZT.  The issued and outstanding shares are validly issued, fully paid, and non-assessable and not issued in violation of the preemptive or other rights of any person.

Section 1.03                       Subsidiaries and Predecessor Corporations

.  CZT owns a 100% interest in Ziyang Ceramic Company Limited, a Chinese company (“ZCCL”). Except for its ownership interest in ZCCL, CZT does not have any subsidiaries, and does not own, beneficially or of record, any shares of any other corporation.  For purposes hereinafter, the term “CZT” also includes ZCCL.

Section 1.04                       Financial Statements.

(a)           Included in the CZT Schedules are (i) the audited balance sheets of ZCCL as of December 31, 2010 and the related audited statements of operations, stockholders’ equity and cash flows for the fiscal years ended December 31, 2010 and December 31, 2009 together with the notes to such statements and the opinion of Goldman Kurland and Mohidin, LLP (“GKM”) independent registered public accountants, and (ii) the unaudited (reviewed) financial statements of ZCCL for the three month periods ended March 31, 2011 and March 31, 2010.

(b)           All such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved. The CZT balance sheets are true and accurate and present fairly as of their respective dates the financial condition of CZT.  As of the date of such balance sheets, except as and to the extent reflected or reserved against therein, CZT had no liabilities or obligations (absolute or contingent) which should be reflected in the balance sheets or the notes thereto prepared in accordance with generally accepted accounting principles, and all assets reflected therein are properly reported and present fairly the value of the assets of CZT, in accordance with generally accepted accounting principles. The statements of operations, stockholders’ equity and cash flows reflect fairly the information required to be set forth therein by generally accepted accounting principles.

(c)           CZT has duly and punctually paid all Governmental fees and taxation which it has become liable to pay and has duly allowed for all taxation reasonably foreseeable and is under no liability to pay any penalty or interest in connection with any claim for governmental fees or taxation and CZT has made any and all proper declarations and returns for taxation purposes and all information contained in such declarations and returns is true and complete and full provision or reserves have been made in its financial statements for all Governmental fees and taxation.

(d)           The books and records, financial and otherwise, of CZT are in all material aspects complete and correct and have been maintained in accordance with good business and accounting practices.

(e)           All of CZT’s assets are reflected on its financial statements, and, except as set forth in the CZT Schedules or the financial statements of CZT or the notes thereto, CZT has no material liabilities, direct or indirect, matured or unmatured, contingent or otherwise.

Section 1.05                       Information

.  The information concerning CZT set forth in this Agreement and in the CZT Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.  In addition, CZT has fully disclosed in writing to CAAH (through this Agreement or the CZT Schedules) all information relating to matters involving CZT or its assets or its present or past operations or activities which (i) indicated or may indicate, in the aggregate, the existence of a greater than $50,000 liability, (ii) have led or may lead to a competitive disadvantage on the part of CZT or (iii) either alone or in aggregation with other information covered by this Section, otherwise have led or may lead to a material adverse effect on CZT, its assets, or its operations or activities as presently conducted or as contemplated to be conducted after the Closing Date, including, but not limited to, information relating to governmental, employee, environmental, litigation and securities matters and transactions with affiliates.

Section 1.06                        Options or Warrants

.  There are no existing options, warrants, calls, or commitments of any character relating to the authorized and unissued stock of CZT.

Section 1.07                       Absence of Certain Changes or Events

.  Since March 31, 2011 or such other date as provided for herein:

(a)           there has not been any material adverse change in the business, operations, properties, assets, or condition (financial or otherwise) of CZT;

(b)           CZT has not (i) amended its Articles of Incorporation since June [29], 2011; (ii) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any of its shares; (iii) made any material change in its method of management, operation or accounting, (iv) entered into any other material transaction other than sales in the ordinary course of its business; or (v) made any increase in or adoption of any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with its officers, directors, or employees; and

(c)           CZT has not (i) granted or agreed to grant any options, warrants or other rights for its stocks, bonds or other corporate securities calling for the issuance thereof, (ii) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except as disclosed herein and except liabilities incurred in the ordinary course of business; (iii) sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights or canceled, or agreed to cancel, any debts or claims; or (iv) issued, delivered, or agreed to issue or deliver any stock, bonds or other corporate securities including debentures (whether authorized and unissued or held as treasury stock) except in connection with this Agreement.

Section 1.08                       Litigation and Proceedings

. Except as disclosed on Schedule 1.08, there are no actions, suits, proceedings, or investigations pending or, to the knowledge of CZT after reasonable investigation, threatened by or against CZT or affecting CZT or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind.  CZT does not have any knowledge of any material default on its part with respect to any judgment, order, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality or of any circumstances which, after reasonable investigation, would result in the discovery of such a default.

Section 1.09                       Contracts.

(a)           All “material” contracts, agreements, franchises, license agreements, debt instruments or other commitments to which  CZT is a party or by which it or any of its assets, products, technology, or properties are bound other than those incurred in the ordinary course of business are set forth on the CZT Schedules.  A “material” contract, agreement, franchise, license agreement, debt instrument or commitment is one which (i) will remain in effect for more than six (6) months after the date of this Agreement or (ii) involves aggregate obligations of at least fifty thousand dollars ($50,000);

(b)           All contracts, agreements, franchises, license agreements, and other commitments to which CZT is a party or by which its properties are bound and which are material to the operations of CZT taken as a whole are valid and enforceable by CZT in all respects, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally; and

(c)           Except as included or described in the CZT Schedules or reflected in the most recent CZT balance sheet, CZT is not a party to any oral or written (i) contract for the employment of any officer or employee; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan, (iii) agreement, contract, or indenture relating to the borrowing of money, (iv) guaranty of any obligation; (vi) collective bargaining agreement; or (vii) agreement with any present or former officer or director of CZT.

Section 1.10                       No Conflict With Other Instruments

.  The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, constitute a default under, or terminate, accelerate or modify the terms of any indenture, mortgage, deed of trust, or other material agreement, or instrument to which CZT is a party or to which any of its assets, properties or operations are subject.

Section 1.11                       Compliance With Laws and Regulations

.  To the best of its knowledge, CZT has complied with all applicable statutes and regulations of any federal, state, or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or condition of CZT or except to the extent that noncompliance would not result in the occurrence of any material liability for CZT.

Section 1.12                       Approval of Agreement

.  The Board of Directors of CZT has authorized the execution and delivery of this Agreement by CZT and has approved this Agreement and the transactions contemplated hereby, and will recommend to BAW that the SHARE EXCHANGE be accepted.

Section 1.13                       CZT Schedules

.  CZT has delivered to CAAH the following schedules, which are collectively referred to as the “CZT Schedules” and which consist of separate schedules dated as of the date of execution of this Agreement, all certified by the chief executive officer of CZT as complete, true, and correct as of the date of this Agreement in all material respects:

(a)           a schedule containing complete and correct copies of the Articles of Incorporation of CZT in effect as of the date of this Agreement;
(b)           a schedule containing the financial statements of CZT identified in paragraph 1.04(a);
(c)           a schedule setting forth a description of any material adverse change in the business, operations, property, inventory, assets, or condition of CZT since March 31, 2011, required to be provided pursuant to section 1.07 hereof;
(d)           a schedule of any exceptions to the representations made herein; and
(e)           a schedule containing the other information requested above.
CZT shall cause the CZT Schedules and the instruments and data delivered to CAAH hereunder to be promptly updated after the date hereof up to and including the Closing Date.

Section 1.14                       Valid Obligation

.  This Agreement and all agreements and other documents executed by CZT in connection herewith constitute the valid and binding obligation of CZT, enforceable in accordance with its or their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

ARTICLE II

REPRESENTATIONS, COVENANTS, AND WARRANTIES OF CAAH

As an inducement to, and to obtain the reliance of CZT and BAW, except as set forth in the CAAH Schedules (as hereinafter defined), CAAH represents and warrants, as of the date hereof and as of the Closing Date, as follows:

Section 2.01                       Organization

.  CAAH is a corporation duly organized, validly existing, and in good standing under the laws of the State of Florida and has the corporate power and is duly authorized under all applicable laws, regulations, ordinances, and orders of public authorities to carry on its business in all material respects as it is now being conducted.  Included in the CAAH Schedules are complete and correct copies of the certificate of incorporation and bylaws of CAAH as in effect on the date hereof. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of CAAH’s certificate of incorporation or bylaws.  CAAH has taken all action required by law, its certificate of incorporation, its bylaws, or otherwise to authorize the execution and delivery of this Agreement, and CAAH has full power, authority, and legal right and has taken all action required by law, its certificate of incorporation, bylaws, or otherwise to consummate the transactions herein contemplated.

Section 2.02                       Capitalization

.  CAAH’s authorized capitalization consists of (a) 500,000,000 shares of common stock, par value $0.001 per share (“CAAH Common Stock”), of which 200,710,792 shares are issued and outstanding, and (b) 54,775,408 warrants to purchase CAAH Common Stock and options to purchase 8,500,000 shares of CAAH Common Stock are issued and outstanding.  All issued and outstanding shares are legally issued, fully paid, and non-assessable and not issued in violation of the preemptive or other rights of any person.

Section 2.03                       Subsidiaries and Predecessor Corporations

.  CAAH does not have any predecessor corporation(s), no subsidiaries, and does not own, beneficially or of record, any shares of any other corporation.

Section 2.04                       Financial Statements.

(a)           Included in the CAAH Schedules are (i) the audited balance sheets of CAAH as of September 30, 2010 and June 30, 2009 and the related audited statements of operations, stockholders’ equity and cash flows for September 30, 2010 together with the notes to such statements and the opinion of Sherb & Co., LLP  independent certified public accountants with respect thereto.
(b)           Included in the CAAH Schedules are: (i) unaudited (reviewed) balance sheets of March 31, 2011 and the related unaudited (reviewed) statements of operations, stockholders’ equity and cash flows for the quarters ended on such dates and all such financial statements have been reviewed by Sherb & Co., LLP.
(c)           All such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved. The CAAH balance sheets are true and accurate and present fairly as of their respective dates the financial condition of CAAH.  As of the date of such balance sheets, except as and to the extent reflected or reserved against therein, CAAH had no liabilities or obligations (absolute or contingent) which should be reflected in the balance sheets or the notes thereto prepared in accordance with generally accepted accounting principles, and all assets reflected therein are properly reported and present fairly the value of the assets of CAAH, in accordance with generally accepted accounting principles. The statements of operations, stockholders’ equity and cash flows reflect fairly the information required to be set forth therein by generally accepted accounting principles.

(d)           CAAH has no liabilities with respect to the payment of any federal, state, county, local or other taxes (including any deficiencies, interest or penalties), except for taxes accrued but not yet due and payable.
(e)           CAAH has timely filed all state, federal or local income and/or franchise tax returns required to be filed by it from inception to the date hereof.  Each of such income tax returns reflects the taxes due for the period covered thereby, except for amounts which, in the aggregate, are immaterial.  In addition, all such tax returns are correct and complete in all material respects.  All taxes of CAAH which are (i) shown as due on such tax returns, (ii) otherwise due and payable or (iii) claimed or asserted by any taxing authority to be due, have been paid, except for those taxes being contested in good faith and for which adequate reserves have been established in the financial statements included in the Financial Statements in accordance with GAAP.  There are no liens for any taxes upon the assets of CAAH, other than statutory liens for taxes not yet due and payable.  CAAH does not know of any proposed or threatened tax claims or assessments.
(f)           The books and records, financial and otherwise, of CAAH are in all material aspects complete and correct and have been maintained in accordance with good business and accounting practices
(g)           All of CAAH’s assets are reflected on its financial statements, and, except as set forth in the CAAH Schedules or the financial statements of CAAH or the notes thereto, CAAH has no material liabilities, direct or indirect, matured or unmatured, contingent or otherwise.

Section 2.05                       Information

.  The information concerning CAAH set forth in this Agreement and the CAAH Schedules is complete and accurate in all material respects and does not contain any untrue statements of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.  In addition, CAAH has fully disclosed in writing to CZT (through this Agreement or the CAAH Schedules) all information relating to matters involving CAAH or its assets or its present or past operations or activities which (i) indicated or may indicate, in the aggregate, the existence of a greater than $1,000 liability , (ii) have led or may lead to a competitive disadvantage on the part of CAAH or (iii) either alone or in aggregation with other information covered by this Section, otherwise have led or may lead to a material adverse effect on CAAH, its assets, or its operations or activities as presently conducted or as contemplated to be conducted after the Closing Date, including, but not limited to, information relating to governmental, employee, environmental, litigation and securities matters and transactions with affiliates.

Section 2.06                       Options or Warrants

.  Except as set forth in Schedule 2.06, there are no options, warrants, convertible securities, subscriptions, stock appreciation rights, phantom stock plans or stock equivalents or other rights, agreements, arrangements or commitments (contingent or otherwise) of any character issued or authorized by CAAH relating to the issued or unissued capital stock of CAAH (including, without limitation, rights the value of which is determined with reference to the capital stock or other securities of CAAH) or obligating CAAH to issue or sell any shares of capital stock of, or options, warrants, convertible securities, subscriptions or other equity interests in, CAAH.  There are no outstanding contractual obligations of CAAH to repurchase, redeem or otherwise acquire any shares of CAAH Common Stock of CAAH or to pay any dividend or make any other distribution in respect thereof or to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any person.

Section 2.07                       Absence of Certain Changes or Events

.  Since the date of the most recent CAAH balance sheet included in the CAAH Schedules:

(a)           except as reflected in a CAAH SEC Report there has not been (i) any material adverse change in the business, operations, properties, assets or condition of CAAH or (ii) any damage, destruction or loss to CAAH (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets or condition of CAAH;
(b)           except as reflected in a CAAH SEC Report, CAAH has not (i) amended its certificate of incorporation or bylaws except as required by this Agreement; (ii) declared or made, or agreed to declare or make any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock; (iii) waived any rights of value which in the aggregate are outside of the ordinary course of business or material considering the business of CAAH; (iv) made any material change in its method of management, operation, or accounting; (v) entered into any transactions or agreements other than in the ordinary course of business; (vi) made any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or  termination pay to any present or former officer or employee; (vii) increased the rate of compensation payable or to become payable by it to any of its officers or directors or any of its salaried employees whose monthly compensation exceed $1,000; or  (viii) made any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement, made to, for or with its officers, directors, or employees;
(c)           CAAH has not (i) granted or agreed to grant any options, warrants, or other rights for its stock, bonds, or other corporate securities calling for the issuance thereof; (ii) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business; (iii) paid or agreed to pay any material obligations or liabilities (absolute or contingent) other than current liabilities reflected in or shown on the most recent CAAH balance sheet and current liabilities incurred since that date in the ordinary course of business and professional and other fees and expenses in connection with the preparation of this Agreement and the consummation of the transaction contemplated hereby; (iv) sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights (except assets, properties, or rights not used or useful in its business which, in the aggregate have a value of less than $1,000), or canceled, or agreed to cancel, any debts or claims (except debts or claims which in the aggregate are of a value less than $1,000); (v) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of CAAH; or (vi) issued, delivered or agreed to issue or deliver, any stock, bonds or other corporate securities including debentures (whether authorized and unissued or held as treasury stock), except in connection with this Agreement; and

(d)           to its knowledge, CAAH has not become subject to any law or regulation which materially and adversely affects, or in the future, may adversely affect, the business, operations, properties, assets or condition of CAAH.

Section 2.08                       Litigation and Proceedings

.  There are no actions, suits, proceedings or investigations pending or, to the knowledge of CAAH after reasonable investigation, threatened by or against CAAH or affecting CAAH or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind except as disclosed in the CAAH Schedules.  CAAH has no knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator, or governmental agency or instrumentality or any circumstance which after reasonable investigation would result in the discovery of such default.

Section 2.09                       Contracts.

(a)           CAAH is not a party to, and its assets, products, technology and properties are not bound by, any leases, contract, franchise, license agreement, agreement, debt instrument, obligation, arrangement, understanding or other commitments whether such agreement is in writing or oral (“Contracts”).
(b)           CAAH is not a party to or bound by, and the properties of CAAH are not subject to any Contract, agreement, other commitment or instrument; any charter or other corporate restriction; or any judgment, order, writ, injunction, decree, or award; and
(c)           CAAH is not a party to any oral or written (i) contract for the employment of any officer or employee; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan, (iii) agreement, contract, or indenture relating to the borrowing of money, (iv) guaranty of any obligation, (vi) collective bargaining agreement; or (vii) agreement with any present or former officer or director of CAAH.

Section 2.10                       No Conflict With Other Instruments

.  The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, constitute a default under, or terminate, accelerate or modify the terms of, any indenture, mortgage, deed of trust, or other material agreement or instrument to which CAAH is a party or to which any of its assets, properties or operations are subject.

Section 2.11                       Compliance With Laws and Regulations

.  CAAH has complied with all United States federal, state or local or any applicable foreign statute, law, rule, regulation, ordinance, code, order, judgment, decree or any other applicable requirement or rule of law (a “Law”) applicable to CAAH and the operation of its business.  This compliance includes, but is not limited to, the filing of all reports to date with federal and state securities authorities.

Section 2.12                       Approval of Agreement

.  The Board of Directors of CAAH has authorized the execution and delivery of this Agreement by CAAH and has approved this Agreement and the transactions contemplated hereby.

Section 2.13                       Material Transactions or Affiliations

.  Except as disclosed herein and in the CAAH Schedules, there exists no contract, agreement or arrangement between CAAH and any predecessor and any person who was at the time of such contract, agreement or arrangement an officer, director, or person owning of record or known by CAAH to own beneficially, 5% or more of the issued and outstanding common stock of CAAH and which is to be performed in whole or in part after the date hereof or was entered into not more than three years prior to the date hereof.  Neither any officer, director, nor 5% Shareholders of CAAH has, or has had since inception of CAAH, any known interest, direct or indirect, in any such transaction with CAAH which was material to the business of CAAH.  CAAH has no commitment, whether written or oral, to lend any funds to, borrow any money from, or enter into any other transaction with, any such affiliated person.

Section 2.14                       CAAH Schedules

.  CAAH has delivered to CZT the following schedules, which are collectively referred to as the “CAAH Schedules” and which consist of separate schedules, which are dated the date of this Agreement, all certified by the chief executive officer of CAAH to be complete, true, and accurate in all material respects as of the date of this Agreement.

(a)           a schedule containing complete and accurate copies of the certificate of incorporation and bylaws of CAAH as in effect as of the date of this Agreement;
(b)           a schedule containing the financial statements of CAAH identified in paragraph 2.04(a) and (b);
(c)           a schedule setting forth a description of any material adverse change in the business, operations, property, inventory, assets, or condition of CAAH since March 31, 2011, required to be provided pursuant to section 2.07 hereof; and
(d)           a schedule setting forth any other information, together with any required copies of documents, required to be disclosed in the CAAH Schedules by Sections 2.01 through 2.19 and 2.21.
CAAH shall cause the CAAH Schedules and the instruments and data delivered to CZT hereunder to be promptly updated after the date hereof up to and including the Closing Date.

Section 2.15                       Bank Accounts; Power of Attorney

.  Set forth in the CAAH Schedules is a true and complete list of (a) all accounts with banks, money market mutual funds or securities or other financial institutions maintained by CAAH within the past twelve (12) months, the account numbers thereof, and all persons authorized to sign or act on behalf of CAAH, (b) all safe deposit boxes and other similar custodial arrangements maintained by CAAH within the past twelve (12) months, (c) the check ledger for the last 12 months, and (d) the names of all persons holding powers of attorney from CAAH or who are otherwise authorized to act on behalf of CAAH with respect to any matter, other than its officers and directors, and a summary of the terms of such powers or authorizations.

Section 2.16                       Valid Obligation.

  This Agreement and all agreements and other documents executed by CAAH in connection herewith constitute the valid and binding obligation of CAAH, enforceable in accordance with its or their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

Section 2.17                       SEC Filings

; Financial Statements.

(a) CAAH has made available to CZT a correct and complete copy, or there has been available on EDGAR, copies of each report, registration statement and definitive proxy statement filed by CAAH with the SEC since its initial filing on September 17, 1999 (the “CAAH SEC Reports”), which are all the forms, reports and documents filed by CAAH with the SEC from September 17, 1999 to the date of this Agreement. As of their respective dates, the CAAH SEC Reports: (i) were prepared in accordance and complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such CAAH SEC Reports, and (ii) did not at the time they were filed (and if amended or superseded by a filing prior to the date of this Agreement then on the date of such filing and as so amended or superseded) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(b)  Each set of financial statements (including, in each case, any related notes thereto) contained in the CAAH SEC Reports comply as to form in all material respects with the published rules and regulations of the SEC with respect thereto, were prepared in accordance with U.S. GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, do not contain footnotes as permitted by Form 10-Q promulgated under the Exchange Act) and each fairly presents in all material respects the financial position of CAAH at the respective dates thereof and the results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal adjustments which were not or are not expected to have a Material Adverse Effect on CAAH taken as a whole.

Section 2.18                       Over-the-Counter Bulletin Board Quotation.

 CAAH Common Stock is quoted on the Over-the-Counter Electronic Bulletin Board (“OTC BB”). There is no action or proceeding pending or, to CAAH’s knowledge, threatened against CAAH by The Financial Industry Regulatory Authority, Inc. ("FINRA") with respect to any intention by such entity to prohibit or terminate the quotation of CAAH Common Stock on the OTC BB.

Section 2.19                       Exchange Act Compliance.

  CAAH is in compliance with, and current in, all of the reporting, filing and other requirements under the Exchange Act, the shares of CAAH Common Stock have been registered under Section 12(g) of the Exchange Act, and CAAH is in compliance with all of the requirements under, and imposed by, Section 12(g) of the Exchange Act.

Section 2.20                       Insurance Policies.

CAAH has not received notice of any pending or threatened cancellation (retroactive or otherwise) with respect to any of the insurance policies in force naming CAAH, any of its employees thereof as an insured or beneficiary or as a loss payable payee and CAAH is in compliance in all material respects with all conditions contained therein.  There are no pending claims against such insurance policies by CAAH as to which insurers are defending under reservation of rights or have denied liability, and there exists no claim under such insurance policies that has not been properly filed by CAAH.  Set forth on Schedule 2.21 is a list of all of CAAH’s insurance policies.

Section 2.21                       Employee Benefit Plans and Agreements

                      CAAH has no deferred compensation, pension, profit-sharing and retirement plans, or bonus, welfare, severance policies or programs or other “employee benefit plans” (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)), fringe benefit or stock option, stock ownership, stock appreciation, phantom stock or equity (or equity-based) plans, including individual contracts, severance agreements, employee agreements, consulting agreements with individuals, separation and change in control programs, agreements or arrangements, or employee retention agreements, providing the same or similar benefits, whether or not written, participated in or maintained by CAAH or with respect to which contributions are made or obligations assumed by CAAH in respect of CAAH (including health, life insurance and other benefit plans maintained for former employees or retirees).

ARTICLE III

SHARE EXCHANGE

Section 3.01                       The Exchange.

  On the terms and subject to the conditions set forth in this Agreement, on the Closing Date (as defined in Section 3.03), BAW shall sell, assign, transfer and deliver, free and clear of all liens, pledges, encumbrances, charges, restrictions or known claims of any kind, nature, or description, all of the shares of CZT held by BAW; the objective of such purchase (the “Exchange”) being the acquisition by CAAH of not less than 100% of the issued and outstanding shares of CZT.  In exchange for the transfer of such securities by BAW, CAAH shall deliver to BAW 236,013,800 shares of CAAH’s common stock (the “Pre-Reverse Split Shares”) representing approximately 54.0% of the issued and outstanding shares of CAAH’s common stock and a 3% convertible promissory note in the principal amount of $14,739,932 substantially in the form attached hereto as Exhibit A (the “Convertible Note”) which shall be convertible into 7,369,966 shares of CAAH’s common stock after giving effect to a 400 to 1 reverse stock split (the “Post-Reverse Split Shares”).  The Pre-Reverse Split and Post-Reverse Split Shares when issued will represent approximately 79.6% of the total CAAH common stock for all of the outstanding shares beneficially owned by BAW and collectively with the Convertible Note are hereinafter referred to as the “Exchange Consideration”). At the Closing Date, BAW shall, on surrender of its certificate representing its BAW shares to CAAH or its registrar or transfer agent, be entitled to receive a certificate or certificates evidencing their ownership of the Pre-Reverse Split Shares.

Upon consummation of the transaction contemplated herein, all of the issued and outstanding shares of BAW shall be held by CAAH.

Section 3.02                       Closing

.  The closing (“Closing”) of the transactions contemplated by this Agreement shall occur following completion of the conditions set forth in Articles V and VI, and upon delivery of the Exchange Consideration as described in Section 3.01 herein. The Closing shall take place at a mutually agreeable time and place and is anticipated to close by no later than June 30, 2011.

Section 3.03                       Closing Events

.  At the Closing, CAAH, CZT and BAW shall execute, acknowledge, and deliver (or shall ensure to be executed, acknowledged, and delivered), any and all certificates, opinions, financial statements, schedules, agreements, resolutions, rulings or other instruments required by this Agreement to be so delivered at or prior to the Closing, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby.

Section 3.04                       Termination

.  This Agreement may be terminated by the Board of Directors of CZT or CAAH only in the event that CAAH or CZT do not meet the conditions precedent set forth in Articles V and VI.  If this Agreement is terminated pursuant to this section, this Agreement shall be of no further force or effect, and no obligation, right or liability shall arise hereunder.
ARTICLE IV
SPECIAL COVENANTS

Section 4.01                       Access to Properties and Records

.  CAAH and  CZT will each afford to the officers and authorized representatives of the other full access to the properties, books and records of CAAH or CZT, as the case may be, in order that each may have a full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the other, and each will furnish the other with such additional financial and operating data and other information as to the business and properties of CAAH or CZT, as the case may be, as the other shall from time to time reasonably request.  Without limiting the foregoing, as soon as practicable after the end of each fiscal quarter (and in any event through the last fiscal quarter prior to the Closing Date), each party shall provide the other with quarterly internally prepared and unaudited financial statements.

Section 4.02                       Delivery of Books and Records

.  At the Closing, CAAH shall deliver to CZT, the originals of the corporate minute books, books of account, contracts, records, and all other books or documents of CAAH now in the possession of CAAH or its representatives.

Section 4.03                       Third Party Consents and Certificates

.  CAAH and CZT agree to cooperate with each other in order to obtain any required third party consents to this Agreement and the transactions herein contemplated.

Section 4.04                       CAAH SEC Filings.

  On or after the Closing Date, CAAH shall promptly file with the SEC necessary disclosure statements required by federal securities law.

Section 4.05                       Designation of Directors and Officer.

  Upon signing this Agreement, the following person will take the position of Director with CAAH, Lingbo Chi, and the existing officers, Shaoyin Wang, after the signing of this Agreement, shall tender his resignation of all positions held with CAAH effective immediately, except that Mr. Wang shall remain as a member of CAAH’s board of directors.  In addition, upon the signing of this Agreement, CAAH shall immediately appoint as officers of CAAH the following persons: Lingbo Chi as Chief Executive Officer, President and Director and Ping Wang as Chief Financial Officer, Treasurer and Secretary.

Section 4.06                       Actions Prior to Closing
.
(a)           From and after March 31, 2011 until the Closing Date and except as set forth in the CAAH Schedules or CZT Schedules or as permitted or contemplated by this Agreement, CAAH (subject to paragraph (d) below) and CZT respectively, will each:

(i)           carry on its business in substantially the same manner as it has heretofore and as disclosed in the CAAH SEC Reports;
(ii)           maintain and keep its properties in states of good repair and condition as at present, except for depreciation due to ordinary wear and tear and damage due to casualty;
(iii)           maintain in full force and effect insurance comparable in amount and in scope of coverage to that now maintained by it;
(iv)           perform in all material respects all of its obligations under material contracts, leases, and instruments relating to or affecting its assets, properties, and business;
(v)           use its best efforts to maintain and preserve its business organization intact, to retain its key employees, and to maintain its relationship with its material suppliers and customers; and
(vi)           fully comply with and perform in all material respects all obligations and duties imposed on it by all federal and state laws and all rules, regulations, and orders imposed by federal or state governmental authorities.

(b)           From and after March 31, 2011 until the Closing Date, neither CAAH nor CZT will, except as provided for in Schedule 4.06(b):

(i)           make any changes in their Articles of Incorporation, articles or certificate of incorporation or bylaws except as contemplated by this Agreement including a name change;

(ii)           take any action described in Section 1.07 in the case of CZT or in Section 2.07, in the case of CAAH (all except as permitted therein or as disclosed in the applicable party’s schedules);
(iii)           enter into or amend any contract, agreement, or other instrument of any of the types described in such party’s schedules, except that a party may enter into or amend any contract, agreement, or other instrument in the ordinary course of business involving the sale of goods or services; or
(iv)           sell any assets or discontinue any operations, sell any shares of capital stock or conduct any similar transactions other than in the ordinary course of business except as disclosed in the CAAH SEC Reports.

Section 4.07                       Indemnification.

(a)           CZT hereby agrees to indemnify CAAH and each of the officers, agents and directors of CAAH as of the date of execution of this Agreement against any loss, liability, claim, damage, or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever) (“Loss”), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentations made under Article I of this Agreement.  The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement for one year following the Closing.

(b)           BAW agrees to indemnify CAAH and each of the officers, agents and directors of CAAH as of the date of execution of this Agreement against any Loss, to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentations made under Article 3.01 of this Agreement.  The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement for one year following the Closing.

(c)           CAAH agrees to indemnify and hold harmless CZT and each of the officers, agents, and directors of CZT and BAW as of the date of execution of this Agreement (the “CZT Indemnitees”) against any Liabilities incurred or suffered by the CZT Indemnitees.  For this purpose, “Liabilities” shall mean all suits, proceedings, claims, expenses, losses, costs, liabilities, judgments, deficiencies, assessments, actions, investigations, penalties, fines, settlements, interest and damages (including reasonable attorneys' fees and expenses), whether suit is  instituted or not and, if instituted, whether at any trial or appellate level, and whether raised by the parties hereto or a third party, incurred or suffered by the CZT Indemnitees or any of them arising from, in connection with or as a result of (a) any false or inaccurate representation or warranty made by or on behalf of CAAH in or pursuant to this Agreement; (b) any default or breach in the performance of any of the covenants or agreements made by CAAH in or pursuant to this Agreement; (c) the operation of CAAH’s business prior to the Closing; (d) any obligation or liability of CAAH which is not included in CAAH’s Financial Statements (e) any breach of the contracts prior to the Closing; and (f) any Liabilities arising out of the claims of creditors of CAAH or any party claiming by, through or under such creditor, including, but not limited to, any bankruptcy trustee or debtor-in-possession.  The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement for one year following the Closing.

Section 4.08                       The Acquisition of CAAH Common Stock

.  CAAH and CZT understand and agree that the consummation of this Agreement including the delivery of the Exchange Consideration to BAW in exchange for the CZT Shares as contemplated hereby constitutes the offer and sale of securities under the Securities Act and applicable state statutes.  CAAH and CZT agree that such transactions shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes, which depend, among other items, on the circumstances under which such securities are acquired.

(a)           In order to provide documentation for reliance upon the exemptions from the registration and prospectus delivery requirements for such transactions, BAW shall execute and deliver to CAAH a Suitability Letter and an Investment Representation Letter in substantially the same form as that attached hereto as Exhibit B and Exhibit C, respectively.

(b)           In connection with the transaction contemplated by this Agreement, CAAH and CZT shall each file, with the assistance of the other and their respective legal counsel, such notices, applications, reports, or other instruments as may be deemed by them to be necessary or appropriate in an effort to document reliance on such exemptions, and the appropriate regulatory authority in the states where the Shareholder of CZT reside unless an exemption requiring no filing is available in such jurisdictions, all to the extent and in the manner as may be deemed by such parties to be appropriate.

(c)           In order to more fully document reliance on the exemptions as provided herein, CZT, BAW, and CAAH shall execute and deliver to the other, at or prior to the Closing, such further letters of representation, acknowledgment, suitability, or the like as CZT or CAAH and their respective counsel may reasonably request in connection with reliance on exemptions from registration under such securities laws.

(d)           The CZT Shareholder acknowledges that the basis for relying on exemptions from registration or qualifications are factual, depending on the conduct of the various parties, and that no legal opinion or other assurance will be required or given to the effect that the transactions contemplated hereby are in fact exempt from registration or qualification.

Section 4.09                       Sales of Securities Under Rule 144, If Applicable.

(a)           CAAH will use its best efforts to at all times satisfy the current public information requirements of Rule 144 promulgated under the Securities Act so that its shareholders can sell restricted securities that have been held for six months (or one year, as the case may be) or more or such other restricted period as required by Rule 144 as it is from time to time amended.

(b)           Upon being informed in writing by any person holding restricted stock of CAAH that such person intends to sell any shares under rule 144 promulgated under the Securities Act (including any rule adopted in substitution or replacement thereof), CAAH will certify in writing to such person that it is compliance with Rule 144 current public information requirement to enable such person to sell such person’s restricted stock under Rule 144, as may be applicable under the circumstances.

(c)           If any certificate representing any such restricted stock is presented to CAAH’s transfer agent for registration or transfer in connection with any sales theretofore made under Rule 144, provided such certificate is duly endorsed for transfer by the appropriate person(s) or accompanied by a separate stock power duly executed by the appropriate person(s) in each case with reasonable assurances that such endorsements are genuine and effective, and is accompanied by a legal opinion that such transfer has complied with the requirements of Rule 144, as the case may be, CAAH will promptly instruct its transfer agent to register such transfer and to issue one or more new certificates representing such shares to the transferee and, if appropriate under the provisions of Rule 144, as the case may be, free of any stop transfer order or restrictive legend.

Section 4.10                       Assistance with Post-Closing SEC Reports and Inquiries.

 Upon the reasonable request of CZT, after the Closing Date, CAAH shall use its reasonable best efforts to provide such information available to it, including information, filings, reports, financial statements or other circumstances of CAAH occurring, reported or filed prior to the Closing, as may be necessary or required by CAAH for the preparation of the reports that CAAH is required to file after Closing with the SEC to remain in compliance and current with its reporting requirements under the Exchange Act, or filings required to address and resolve matters as may relate to the period prior to Closing and any SEC comments relating thereto or any SEC inquiry thereof.

ARTICLE V

CONDITIONS PRECEDENT TO OBLIGATIONS OF CAAH

The obligations of CAAH under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

Section 5.01                       Accuracy of Representations and Performance of Covenants

.  The representations and warranties made by CZT and BAW in this Agreement were true when made and shall be true at the Closing Date with the same force and effect as if such representations and warranties were made at and as of the Closing Date (except for changes therein permitted by this Agreement).  CZT shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by CZT prior to or at the Closing.  CAAH shall be furnished with a certificate, signed by a duly authorized executive officer of CZT and dated the Closing Date, to the foregoing effect.

Section 5.02                       Officer’s Certificate

.  CAAH shall have been furnished with a certificate dated the Closing Date and signed by a duly authorized officer of CZT to the effect that no litigation, proceeding, investigation, or inquiry is pending, or to the best knowledge of CZT threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement, or, to the extent not disclosed in the CZT Schedules, by or against CZT, which might result in any material adverse change in any of the assets, properties, business, or operations of CZT.

Section 5.03                       Approval by BAW

.  The Exchange shall have been approved by the holders of not less than one hundred percent (100%) of the shares, including voting power, of CZT, unless a lesser number is agreed to by CAAH.

Section 5.04                       No Governmental Prohibition

.  No order, statute, rule, regulation, executive order, injunction, stay, decree, judgment or restraining order shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority or instrumentality which prohibits the consummation of the transactions contemplated hereby.

Section 5.05                       Consents

.  All consents, approvals, waivers or amendments pursuant to all contracts, licenses, permits, trademarks and other intangibles in connection with the transactions contemplated herein, or for the continued operation of CZT after the Closing Date on the basis as presently operated shall have been obtained.

Section 5.06                       Other Items.

(a)           CAAH shall have received a list containing the name, address, and number of shares held by BAW as of the date of Closing, certified by an executive officer of CZT as being true, complete and accurate; and
(b)           CAAH shall have received such further opinions, documents, certificates or instruments relating to the transactions contemplated hereby as CAAH may reasonably request.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF CZT
AND BAW

The obligations of CZT and BAW under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

Section 6.01                       Accuracy of Representations and Performance of Covenants

.  The representations and warranties made by CAAH in this Agreement were true when made and shall be true as of the Closing Date (except for changes therein permitted by this Agreement) with the same force and effect as if such representations and warranties were made at and as of the Closing Date.  Additionally, CAAH shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by CAAH.
Section 6.02                       Officer’s Certificate

.  CZT shall have been furnished with certificates dated the Closing Date and signed by duly authorized executive officers of CAAH, to the effect that no litigation, proceeding, investigation or inquiry is pending, or to the best knowledge of CAAH threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement  or, to the extent not disclosed in the CAAH Schedules, by or against CAAH, which might result in any material adverse change in any of the assets, properties or operations of CAAH.

Section 6.03                       Good Standing

.  CZT shall have received a certificate of good standing from the Secretary of State of Florida or other appropriate office, dated as of a date within ten days prior to the Closing Date certifying that CAAH is in good standing as a corporation in the State of Florida and has filed all tax returns required to have been filed by it to date and has paid all taxes reported as due thereon.

Section 6.04                       No Governmental Prohibition

.  No order, statute, rule, regulation, executive order, injunction, stay, decree, judgment or restraining order shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority or instrumentality which prohibits the consummation of the transactions contemplated hereby.

Section 6.05                       Approval by CAAH Board of Directors

.  The Exchange shall have been approved by the holders of not less than fifty and one tenths percent (50.01%) of the members of CAAH’s board of directors.

Section 6.06                       Consents

.  All consents, approvals, waivers or amendments pursuant to all contracts, licenses, permits, trademarks and other intangibles in connection with the transactions contemplated herein, or for the continued operation of CAAH after the Closing Date on the basis as presently operated shall have been obtained.

Section 6.07                       Shareholder Report

CZT shall receive a shareholder’s report reflective of all CAAH shareholder’s which does not exceed 200,710,792 shares of CAAH common stock issued and outstanding as of the day prior to the Closing Date.

Section 6.08                       Other Items

.  CZT shall have received further opinions, documents, certificates, or instruments relating to the transactions contemplated hereby as CZT may reasonably request.

ARTICLE VII

MISCELLANEOUS

Section 7.01                       Brokers

.  CAAH and CZT agree that, except as set out on Schedule 7.01 attached hereto, there were no finders or brokers involved in bringing the parties together or who were instrumental in the negotiation, execution or consummation of this Agreement.  CAAH and CZT each agree to indemnify the other against any claim by any third person other than those described above for any commission, brokerage, or finder’s fee arising from the transactions contemplated hereby based on any alleged agreement or understanding between the indemnifying party and such third person, whether express or implied from the actions of the indemnifying party.

Section 7.02                       Governing Law

.  This Agreement shall be governed by, enforced, and construed under and in accordance with the laws of the United States of America and, with respect to the matters of state law, with the laws of the State of Florida.  Venue for all matters shall be in Broward County, Florida, without giving effect to principles of conflicts of law thereunder.  Each of the parties (a) irrevocably consents and agrees that any legal or equitable action or proceedings arising under or in connection with this Agreement shall be brought exclusively in the federal courts of the United States. By execution and delivery of this Agreement, each party hereto irrevocably submits to and accepts, with respect to any such action or proceeding, generally and unconditionally, the jurisdiction of the aforesaid court, and irrevocably waives any and all rights such party may now or hereafter have to object to such jurisdiction.

Section 7.03                       Notices

.  Any notice or other communications required or permitted hereunder shall  be in writing and shall be sufficiently given if personally delivered to it or sent by telecopy, overnight courier or registered mail or certified mail, postage prepaid, addressed as follows:

If to CZT, to:	Room 1505, 15th Floor,
World-Wide House,
19 Des Voeux Road Central,
Hong Kong

If to CAAH, to:	333 E. Huhua Road, Huating Economic & Development Area, Jiading District, Shanghai, China 201811

or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given (i) upon receipt, if personally delivered, (ii) on the day after dispatch, if sent by overnight courier, (iii) upon dispatch, if transmitted by telecopy and receipt is confirmed by telephone and (iv) three (3) days after mailing, if sent by registered or certified mail.

Section 7.04                       Attorney’s Fees

.  In the event that either party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the prevailing party shall be reimbursed by the losing party for all costs, including reasonable attorney’s fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

Section 7.05                       Confidentiality

.  Each party hereto agrees with the other that, unless and until the transactions contemplated by this Agreement have been consummated, it and its representatives will hold in strict confidence all data and information obtained with respect to another party or any subsidiary thereof from any representative, officer, director or employee, or from any books or records or from personal inspection, of such other party, and shall not use such data or information or disclose the same to others, except (i) to the extent such data or information is published, is a matter of public knowledge, or is required by law to be published; or (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement.  In the event of the termination of this Agreement, each party shall return to the other party all documents and other materials obtained by it or on its behalf and shall destroy all copies, digests, work papers, abstracts or other materials relating thereto, and each party will continue to comply with the confidentiality provisions set forth herein.

Section 7.06                       Public Announcements and Filings

.  Unless required by applicable law or regulatory authority, none of the parties will issue any report, statement or press release to the general public, to the trade, to the general trade or trade press, or to any third party (other than its advisors and representatives in connection with the transactions contemplated hereby) or file any document, relating to this Agreement and the transactions contemplated hereby, except as may be mutually agreed by the parties.  Copies of any such filings, public announcements or disclosures, including any announcements or disclosures mandated by law or regulatory authorities, shall be delivered to each party at least one (1) business day prior to the release thereof.

Section 7.07                       Schedules; Knowledge

.  Each party is presumed to have full knowledge of all information set forth in the other party’s schedules delivered pursuant to this Agreement.

Section 7.08                       Third Party Beneficiaries

.  This contract is strictly between CAAH and CZT, and, except as specifically provided, no director, officer, stockholder (other than BAW), employee, agent, independent contractor or any other person or entity shall be deemed to be a third party beneficiary of this Agreement.

Section 7.09                       Expenses

.  Subject to Section 7.04 above, whether or not the Exchange is consummated, each of CAAH and CZT will bear their own respective expenses, including legal, accounting and professional fees, incurred in connection with the Exchange or any of the other transactions contemplated hereby.

Section 7.10                       Entire Agreement

.  This Agreement represents the entire agreement between the parties relating to the subject matter thereof and supersedes all prior agreements, understandings and negotiations, written or oral, with respect to such subject matter.
Section 7.11                       Survival; Termination

.  The representations, warranties, and covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated for a period of two years.

Section 7.12                       Counterparts

.  This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

Section 7.13                       Amendment or Waiver

.  Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing.  At any time prior to the Closing Date, this Agreement may by amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

Section 7.14                       Best Efforts

.  Subject to the terms and conditions herein provided, each party shall use its best efforts to perform or fulfill all conditions and obligations to be performed or fulfilled by it under this Agreement so that the transactions contemplated hereby shall be consummated as soon as practicable.  Each party also agrees that it shall use its best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective this Agreement and the transactions contemplated herein.

Section 7.15                       Role of Counsel

.  CZT and BAW acknowledge their understanding that this Agreement and other agreements entered into in connection with the Agreement were prepared at the request of CZT by Schneider Weinberger & Beilly, LLP, counsel for CAAH, and Lazarus Rothstein, Esq. and that such attorneys did not represent CZT or BAW in conjunction with this Agreement or any of the related transactions.  CZT and BAW, as further evidenced by their signatures below, acknowledge that they have had the opportunity to obtain the advice of independent counsel of their choosing prior to his execution of this Agreement and that they has availed themselves of this opportunity to the extent they deemed necessary and advisable.  By their signatures below, CZT and BAW represent and warrant that they fully understand the terms and provisions of this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, as of the date first-above written.

China America Holdings, Inc.

By:	/s/ Shaoyin Wang
Name:	Shaoyin Wang
Title:	President, CEO and Chairman

China Ziyang Technology Co., Limited.
By:	/s/ Lingbo Chi
Name:	Lingbo Chi
Title:	President

Best Alliance Worldwide Investments Limited.
By:	/s/ Lingbo Chi
Name:	Lingbo Chi
Title:	President

China America Holdings, Inc. (“CAAH”)

Share Exchange Agreement

Exhibit and Schedules

Exhibit A
3% Convertible Promissory Note

Exhibit B

SUITABILITY LETTER

TO:           China America Holdings, Inc. (“CAAH”)

I make the following representations with the intent that they may be relied on by CAAH (the “Company”), in determining my suitability as a purchaser of securities of the Company (the “Shares”).

1.           I have had the opportunity to ask questions of, and receive answers and information, from the officers of the Company and I deemed such information sufficient to make an investment decision on the Company.

2.           I have such knowledge and experience in business and financial matters that I am capable of evaluating the Company, its business activities, and the risks and merits of this prospective investment, and I am not utilizing a purchaser representative (as defined in Regulation D) in connection with the evaluation of such risks and merits, except as set forth in paragraph 3.

3.           I shall provide a separate written statement from each purchaser representative on the Purchaser Representative Acknowledgment form available from the Company in which is disclosed (i) the relationship of the purchaser representative with the Company, if any, which has existed at any time during the previous two years, and compensation received or to be received as a result of such relationship, and (ii) the education, experience, and knowledge in financial and business matters which enables the purchaser representative to evaluate the relative merits and risks of an investment in the Company.

4.           The undersigned and the purchaser representatives listed above, if any, together have such knowledge and experience in financial and business matters that they are capable of evaluating the Company and the proposed activities thereof and the merits and risks of this prospective investment.

5.           I have adequate means of providing for my current needs and possible personal contingencies and have no need in the foreseeable future for liquidity of an investment in the Company.

6.           Instructions:  Complete either (a) or (b) below, as applicable:

(a)           FOR ACCREDITED INVESTORS.  I confirm that I am an “accredited investor” as defined under rule 501 of regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), as checked below:

(i)           Any bank as defined in section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any small business investment company licensed by the U. S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

[  ]           Yes           [  ]          No

(ii)           Any private business development company as defined in section 302(a)(22) of the Investment Advisers Act of 1940;

[  ]         Yes          [  ]           No

(iii)           Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

[  ]         Yes           [  ]         No

(iv)           Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

[  ]       Yes           [  ]        No

(v)           Any natural person whose individual net worth or joint net worth with that person’s spouse, at the time of his or her purchase exceeds $1,000,000;

[  ]         Yes           [  ]          No

For purposes of category (v), the term “net worth” means the excess of total assets over total liabilities.  In computing net worth for the purposes of category (v) above, the undersigned’s principal residence must be valued either at (A) cost, including the cost of improvements, net of current encumbrances upon the property or (B) the appraised value of the property as determined upon a written appraisal used by an institutional lender making a loan to the individual secured by the property, including the cost of subsequent improvements, net of current encumbrances upon the property.

(vi)           Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

[  ]        Yes          [  ]        No

In determining income, the undersigned should add to his or her adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

(vii)           Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in section 230.506(b)(2)(ii); and

          Yes          [  ]           No

(viii)           Any entity in which all of the equity owners are accredited investors.

          Yes          [  ]           No
(b)           FOR NONACCREDITED INVESTORS.  I am not an accredited investor.

The following information is being provided here in lieu of furnishing a personal financial statement.

(i)           My net worth excluding principal residence, furnishings, and automobiles is at least _____ times the total investment I intend to make in the Company;

(ii)           My annual disposable income, after excluding all of my personal and family living expenses and other cash requirements for current obligations, is such that the loss of my entire investment in the Company would not materially alter my standard of living;

[  ]         Yes           [  ]         No

(iii)           Considering the foregoing and all other relevant factors in my financial and personal circumstances, I am able to bear the economic risk of an investment in the Company.

[  ]        Yes           [  ] No

7.           I have previously been advised that I would have an opportunity to review all the pertinent facts concerning the Company, and to obtain any additional information which I might request, to the extent possible or obtainable, without unreasonable effort and expense, in order to verify the accuracy of the information provided me.

8.           I have personally communicated or been offered the opportunity to communicate with executive officers of the Company to discuss the business and financial affairs of the Company, its products and activities, and its plans for the future.  I acknowledge that if I would like to further avail myself of the opportunity to ask additional questions of the Company, the Company will make arrangements for such an opportunity on request.

9.           I have been advised that no accountant or attorney engaged by the Company is acting as my representative, accountant, or attorney.

10.           I will hold title to my interest as follows:

[  ]           Community Property                                                    [  ]            Separate Property
[  ]           Joint Tenants, with Right                                                      Tenants in Common
of Survivorship
          Other (Single Person, Trust, Etc.,
Please Indicate.)

11.           I am a bona fide resident of the state of __________.  The address below is my true and correct principal residence.

DATED this ____ day of June, 2011.

Name (Please Print)                                                                           Name of Joint Subscriber, If Any

Signature                                                                           Signature

Street Address Street Address

City, State, and Zip Code                                                                           City, State, and Zip Code

Exhibit C

INVESTMENT LETTER

China America Holdings, Inc.

Re:           Purchase of shares of Common Stock of CAAH

Gentlemen:

In connection with the acquisition by the undersigned of shares of China America Holdings, Inc.’s Common Stock (the “Securities”), the undersigned represents that the Securities are being acquired without a view to, or for, resale in connection with any distribution of such Securities or any interest therein without registration or other compliance under the Securities Act of 1933, as amended (the “Securities Act”), and that the undersigned has no direct or indirect participation in any such undertaking or in the underwriting of such an undertaking.

The undersigned understands that the Securities have not been registered, but are being acquired by reason of a specific exemption under the Securities Act as well as under certain state statutes for transactions by an issuer not involving any public offering and that any disposition of the subject Securities may, under certain circumstances, be inconsistent with this exemption and may make the undersigned an “underwriter” within the meaning of the Securities Act.  It is understood that the definition of an “underwriter” focuses on the concept of “distribution” and that any subsequent disposition of the subject Securities can only be effected in transactions which are not considered distributions.  Generally, the term “distribution” is considered synonymous with “public offering” or any other offer or sale involving general solicitation or general advertising.  Under present law, in determining whether a distribution occurs when securities are sold into the public market, under certain circumstances one must consider the availability of public information regarding the issuer, a holding period for the securities sufficient to assure that the persons desiring to sell the securities without registration first bear the economic risk of their investment, and a limitation on the number of securities which the stockholder is permitted to sell and on the manner of sale, thereby reducing the potential impact of the sale on the trading markets.  These criteria are set forth specifically in rule 144 promulgated under the Securities Act.  After one year from the date the Securities are fully paid for and the subscription is accepted by the issuer, all as calculated in accordance with rule 144(d), sales of the Securities in reliance on rule 144 can only be made in limited amounts in accordance with the terms and conditions of that rule.  After two year from the date the Securities are fully paid for, as calculated in accordance with rule 144(d), it can generally be sold without meeting these conditions provided the holder is not (and has not been for the preceding three months) an affiliate of the issuer.

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China America Holdings, Inc.

Page Two

The undersigned acknowledges that the Securities must be held and may not be sold, transferred, or otherwise disposed of for value unless it is subsequently registered under the Securities Act or an exemption from such registration is available; the issuer is under no obligation to register the Securities under the Securities Act or under section 12 of the Securities Exchange Act of 1934, as amended, except as may be expressly agreed to by it in writing; if rule 144 is available, and no assurance is given that it will be, initially only routine sales of such Securities in limited amounts can be made in reliance on rule 144 in accordance with the terms and conditions of that rule; the issuer is under no obligation to the undersigned to make rule 144 available, except as may be expressly agreed to by it in writing; in the event rule 144 is not available, compliance with regulation A or some other exemption may be required before the undersigned can sell, transfer, or otherwise dispose of such Securities without registration under the Securities Act; the issuer’s registrar and transfer agent will maintain a stop transfer order against the registration of transfer of the Securities; and the certificate representing the Common Stock composing the Securities will bear a legend in substantially the following form so restricting the sale of such Securities.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND ARE “RESTRICTED SECURITIES” WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT.  THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLYING WITH RULE 144 IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE SECURITIES ACT.

The issuer may refuse to register transfer of the Securities in the absence of compliance with Rule 144 unless the undersigned furnishes the issuer with a “no-action” or interpretative letter from the Securities and Exchange Commission or an opinion of counsel reasonably acceptable to the issuer stating that the transfer is proper; further, unless such letter or opinion states that the Securities are free of any restrictions under the Securities Act, the issuer may refuse to transfer the Securities to any transferee who does not furnish in writing to the issuer the same representations and agree to the same conditions with respect to such Securities as are set forth herein.  The issuer may also refuse to transfer the Securities if any circumstances are present reasonably indicating that the transferee’s representations are not accurate.

Very truly yours,

Dated:
(Subscriber)

(Joint Subscriber)

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